UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2016

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Amended and Restated 2011 Compensation and Incentive Plan

On July 13, 2016, the stockholders of SeaChange approved the second amendment and restatement of SeaChange’s 2011 Compensation and Incentive Plan (as amended, the “2011 Plan”). By approving the 2011 Plan, the stockholders:

•	Approved the removal of minimum vest periods for stock options awards, restricted stock unit (RSU) awards and other stock based awards, but excluding restricted stock, under the 2011 Plan.

•	Approved the material terms of the performance goals of the 2011 Plan under which tax-deductible compensation may be paid for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including the business criteria on which performance goals may be based.

For a description of the material features of the 2011 Plan, please refer to SeaChange’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on July 13, 2016, a copy of which was filed with the Securities and Exchange Commission on May 20, 2016 (File No. 000-21393) and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Plans and Arrangements

Second Amended and Restated 2011 Compensation and Incentive Plan

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02(e).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the stockholders of SeaChange was held on July 13, 2016, at which the stockholders voted on the following matters:

1.	The election of two members, Steven Craddock and William Francis Markey, III to SeaChange’s Board of Directors, each to serve for a three-year term as a Class II Director;

2.	The approval of the compensation of SeaChange’s named executive officers through an advisory vote;

3.	The approval of SeaChange’s Second Amended and Restated 2011 Compensation and Incentive Plan;

4.	The ratification of the appointment of Grant Thornton LLP, SeaChange’s independent registered public accounting firm.

Voting results were as follows:

	Votes For	Votes Against	Abstained	Broker Non-votes
Election of Steven Craddock:	26,894,187	850,113	50,980	2,958,897

Election of William F. Markey, III:	26,920,494	823,806	50,980	2,958,897

	Votes For	Votes Against	Abstained	Broker Non-votes
Advisory vote on the compensation of named executive officers:	27,307,270	475,654	12,356	2,958,897

	Votes For	Votes Against	Abstained	Broker Non-votes
Approval of SeaChange’s Second Amended and Restated 2011 Compensation and Incentive Plan:	19,765,716	8,021,032	8,532	2,958,897

	Votes For	Votes Against	Abstained
Ratification of appointment of independent registered public accounting firm:	30,502,244	249,571	2,362

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Peter R. Faubert
Peter R. Faubert Chief Financial Officer, Senior Vice President and Treasurer

Dated: July 13, 2016